                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ________________________

                                   FORM 8-K


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) January 31, 1997



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)

          Delaware                        0-16102       59-2840783
          (State or Other Jurisdiction    Commission    (I.R.S. Employer
          or Incorporation or             file number   Identification
          Organization)                                 Number)


              1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                   (Address of principal executive offices)

                                (609) 235-6009
             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
----------------------------------------------


     On January 31, 1997, the Registrant consummated the acquisition of the Donno Company, Inc., Residential Services, Inc., Suffolk Waste Systems, Inc., and NRT Realty Corp. (Collectively referred to as "Companies") pursuant to the terms of a Reorganization Plan and Agreement dated December 31, 1996, by and among Norman Taylor, Thomas King, Robert Donno ("Shareholders"), Eastern Environmental Services, Inc. ("Registrant"), and Eastern Waste of Long Island, Inc. ("EWLI"). EWLI is a wholly owned subsidiary of the Registrant. The description of the acquisition transaction set forth herein is qualified in its entirety by the Reorganization Plan and Agreement which is filed herewith as an exhibit.

     Pursuant to the Reorganization Plan and Agreement, the Companies were acquired by Eastern Waste of Long Island, Inc., resulting in the Shareholders receiving 1,137,951 shares of the Registrant's common stock, $.01 par value, in exchange for all issued and outstanding shares of the Companies. The shares of the Registrant's common stock were valued at $9.00 per share (which exceeded the closing price of the Registrant's Common Stock at the date of the Reorganization Plan and Agreement) representing aggregate consideration of $10,241,559. No cash was paid to the Shareholders for the acquisition of the shares of the Companies. The acquisition is to be accounted for using the "pooling of interest" method of accounting. The Registrant has agreed to register the stock under the Securities Act of 1933 within 120 days of the date of closing pursuant to the terms of the Registration Rights included within the Reorganization Plan and Agreement as
Section 6.2.

     At the date of closing, the Reorganization Plan and Agreement, the Registrant assumed approximately $708,000 of outstanding indebtedness of the Companies.

     The merger includes all of the assets and liabilities relating to the operation of the Companies. The acquired assets were used by the Shareholders in the waste collection, transfer and disposal business. The Registrant intends to continue to use the acquired assets for this purpose. The Shareholders, Norman Taylor, Thomas King and Robert Donno were hired by the Registrant to oversee the Companies operations.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORM
         FINANCIAL INFORMATION AND EXHIBITS
         ----------------------------------

(A)  COMBINED FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     It is impracticable to provide the required combined financial statements of Donno Company, Inc., Residential Services, Inc., Suffolk Waste Systems, Inc., and NRT Realty Corp. at the time of the filing of this report. The required financial statements of Donno Company, Inc., Residential Services, Inc., Suffolk Waste Systems, Inc., and NRT Realty Corp. will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.


(B)  PRO FORMA FINANCIAL INFORMATION

     It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.


(C)  EXHIBITS

10.1 Reorganization Plan and Agreement dated December 31, 1996, between Norman Taylor, Thomas King, Robert Donno, Eastern Environmental Services, Inc., and Eastern Waste of Long Island, Inc. and amendment thereto.


                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EASTERN ENVIRONMENTAL SERVICES, INC.


     Date:  February 14, 1997    By:     /s/  Louis D. Paolino, Jr.
                                       --------------------------------
                                              Louis D. Paolino, Jr.
                                              President
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                                 EXHIBIT INDEX

EXHIBIT
 NO.          DESCRIPTION
-------       -----------

10.1 Reorganization Plan and Agreement dated December 31,1996, between Norman Taylor, Thomas King, Robert Donno, Eastern Environmental Services, Inc., and Eastern Waste of Long Island, Inc. and amendment thereto.